[front cover]                                                 DECEMBER 31, 1998

ANNUAL REPORT
----------------
AMERICAN CENTURY

                              [graphic of stairs]

BENHAM GROUP
------------------------------------
INTERNATIONAL BOND

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]


AMERICAN CENTURY BROKERAGE
--------------------------------------------------------------------------------

     We're pleased to introduce American Century's new brokerage service, which offers a wide range of investment options and features:

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To talk with a Brokerage Associate, call 1-888-345-2071.

WHAT'S NEW . . .

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materials available to investors.

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standard SEC format and are intended to allow investors to compare funds easily.
You can request a profile or the full prospectus. Full prospectuses contain more detailed fund information and you will continue to receive one after investing.

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information  about our funds,  including  fees and expenses.  More detailed data will be in the Statement of Additional Information.

    To order any of these materials, please call 1-800-345-2021.

[left margin]

BENHAM GROUP
INTERNATIONAL BOND
(BEGBX)
----------------------------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     On the whole, 1998 was a volatile year in the global financial markets, but it created an environment that generally benefited bond investors. Weakening economic and financial conditions, brought on by problems in Asia, Russia, and Latin America, led to dramatic declines in interest rates. Falling rates and yields (and corresponding increases in bond values), combined with the U.S. dollar's weakness versus foreign currencies, produced strong returns for U.S. investors who held international bonds in their portfolios.

     In this bond-friendly environment, American Century International Bond enjoyed one of its best performance years since its inception in 1992. Its return was enhanced by the investment team's "pure play" policy of not hedging against foreign currencies, which gave the fund full exposure to favorable foreign currency movements.

     As eventful as the past year was, the coming year promises to be an equally exciting time for diversified investors who own international and domestic securities. Europe begins a new era as 11 nations unite under a single economy and currency; emerging markets around the globe attempt to start the healing process after financial catastrophe; and the U.S. economic expansion enters its ninth year, approaching the record for the longest expansion since World War II.

     Another interesting development in 1999 is the preparation of the world's computer systems for the year 2000. At American Century, we're devoting substantial resources to this endeavor. Our technology team modified the computer code in our critical systems in 1998 and will be extensively testing the systems in 1999, including those involved with fund performance and dividend payments. In addition, our investment management team is busy gathering publicly available information about the year-2000 readiness of the issuers of securities owned by American Century funds.

     Finally, we want to remind you about American Century International Bond's distribution policy. The fund will pay a capital gains distribution in March in addition to the distribution paid in December. The March distribution allows the fund to promptly distribute capital gains realized between the IRS's October 31 deadline for December distributions and the fund's December 31 fiscal year-end.

     We appreciate your confidence in American Century. Please share with us our belief that, "The best is yet to be."

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

               Table of Contents
   Report Highlights ..........  2
   Market Perspective .........  3
INTERNATIONAL BOND
   Performance Information ....  5
   Management Q&A .............  6
   Portfolio at a Glance ......  6
   Bond Holdings
   by Country .................  7
   Schedule of Investments ....  9
FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities ................ 11
   Statement of Operations .... 12
   Statements of Changes
   in Net Assets .............. 13
   Notes to Financial
   Statements ................. 14
   Financial Highlights ....... 17
   Report of Independent
   Accountants ................ 19
OTHER INFORMATION
   Share Class and Retirement
   Account Information ........ 20
   Background Information
      Investment Philosophy
      and Policies ............ 21
      Comparative Indices ..... 21
      Lipper Rankings ......... 21
      The Fund's Subadvisor ... 21
      Investment Team
      Leaders ................. 21
   Glossary ................... 22


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* A global decline in interest rates and the appreciation of world currencies relative to the dollar provided a perfect environment for investors in unhedged, high-quality international bonds in 1998.

* Worried by the continued downshifting of the global economy, the Federal Reserve--the U.S. central bank--cut short-term interest rates three times between September and November.

* On December 3, Economic and Monetary Union (EMU) countries followed suit, dropping rates in lock step to 3.0% (with the exception of Italy, which dropped rates to 3.0% by year-end).

* The rate cuts were welcomed by bond holders, who saw the price of their bonds rise as interest rates fell.

A UNIFIED CURRENCY

* The European Economic Community, and later the European Union (EU), were created with the aim of achieving economic and political union in Europe.

* EMU was designed to aid that effort by eliminating trade and employment barriers between EU countries.

* With much of Europe no longer segmented by multiple currencies, euro zone bond and stock markets are expected to thrive.

* Although EMU's single currency--the euro--is unlikely to challenge the U.S. dollar as the world's international reserve currency of choice anytime soon, we believe the euro may become a competitor in the years to come.

MANAGEMENT Q&A

* International Bond performed very well, reflecting a year in which bond yields fell sharply in all major markets and the value of world currencies appreciated relative to the U.S. dollar.

* International Bond's pure play on the international bond market gave the fund greater exposure to foreign currency fluctuations, enhancing returns.

* Our policies of investing the portfolio in high-quality bonds and avoiding lower-rated or emerging-market debt added to the fund's gains--lower-rated securities performed very poorly in 1998 because of global economic crises

* Early in the second half of the year, we bought intermediate-maturity bonds from Germany and the Netherlands.

* We sold the fund's Japanese bonds in July because we felt that Japan's latest economic initiative would not find sufficient support.

* We will probably favor core-European bonds for the near future because we believe that the bulk of interest rate convergence among EMU countries has already occurred.

[left margin]

"INTERNATIONAL BOND PERFORMED VERY WELL, REFLECTING A YEAR IN WHICH BOND YIELDS FELL SHARPLY IN ALL MAJOR MARKETS AND THE VALUE OF WORLD CURRENCIES APPRECIATED RELATIVE TO THE U.S. DOLLAR."

              INTERNATIONAL BOND(1)
                   (BEGBX)
TOTAL RETURNS:              AS OF 12/31/98
    6 Months                     14.42%(2)
    1 Year                          17.87%
NET ASSETS:                 $157.4 million
INCEPTION DATE:                     1/7/92

(1)  Investor Class.
(2)  Not annualized.

See Total Returns on page 5.
Investment terms are defined in the Glossary on page 22.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/

Randall W. Merk, director of fixed-income investing at American Century

INTERNATIONAL BONDS POST IMPRESSIVE RETURNS

     A global decline in interest rates helped international bonds post solid gains in 1998. Returns were particularly notable for U.S. investors--the J.P. Morgan Non-U.S. Government Bond Index returned 9.95% in local currencies and a sizable 18.28% when translated into U.S. dollars. The appreciation of world currencies relative to the dollar helped to make 1998 an ideal year for U.S. investors in unhedged, high-quality international bonds.

A VOLATILE YEAR FOR THE  JAPANESE YEN

     As shown in the accompanying graph, the Japanese yen had its ups and downs against the U.S. dollar during 1998. By mid-June, the yen reached an eight-year low versus the dollar after Japan announced that its economy had slipped into recession for the first time in six years.

     The yen's turning point came in August, when Russia's economy and financial markets fell apart. The collapse sent shock waves through global financial markets, causing demand for the safety and liquidity of U.S. Treasurys and bonds from "core" Europe (Germany, Belgium, and the Netherlands) to soar.

     Ultimately, that trend spelled bad news for the U.S. dollar--many hedge funds were forced to repay low-cost yen loans used to finance speculative investments in emerging debt markets such as Russia and Latin America. To do so, they sold dollars and bought back yen. The effect of those sales was dramatic. On October 8, massive hedge fund dollar sales caused the yen to rise roughly 5% in only two minutes--the fastest rally in the history of floating exchange rates.

     With the Federal Reserve--the U.S. central bank--lowering short-term interest rates and Japan unveiling its latest plan for economic recovery in December, the yen appreciated further, finishing 13% higher against the dollar in 1998.

STEADY GAINS FOR THE  GERMAN MARK

     By comparison, the German mark's path of appreciation relative to the U.S. dollar was far less volatile. The mark rose roughly 1% against the dollar during the first half of 1998. Although Russia's troubles were felt throughout Europe--especially in Germany due to the country's close trading ties--core-European currencies were remarkably stable during the ensuing turmoil. With economic growth in core Europe fairly solid, inflation running low, presidential impeachment hearings in the U.S. reaching a fevered pitch, and improving prospects for Economic and Monetary Union (EMU) to succeed, the mark finished 1998 roughly 7% higher against the dollar.

[right margin]

"A GLOBAL DECLINE IN INTEREST RATES HELPED INTERNATIONAL BONDS POST SOLID GAINS IN 1998."

[line chart - data below]

GERMAN MARK AND JAPANESE YEN
VS. U.S. DOLLAR
              German Mark        Japanese Yen
Month        (left scale)       (right scale)
Dec-97          1.7987             130.58
Jan-98          1.8299             127.05
Feb-98          1.8155             126.10
Mar-98          1.8478             133.07
Apr-98          1.7947             132.86
May-98          1.7866             138.80
Jun-98          1.8075             138.77
Jul-98          1.7774             144.66
Aug-98          1.7465             139.30
Sep-98          1.6683             136.45
Oct-98          1.6540             115.97
Nov-98          1.6935             122.93
Dec-98          1.6767             113.60

Source: Bloomberg Financial Markets

This graph depicts the number of German marks or Japanese yen needed to equal one U.S. dollar.


                                                  www.americancentury.com      3


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
                                                                    (Continued)

SLOWING GROWTH AND DOCILE INFLATION . . .

     Interest rates fell to historic lows in Europe in 1998, allowing most European markets to perform fairly well overall. Thanks to tough guidelines to qualify for EMU, government budgets were in better shape than they had been in decades. For much of the year, Europe was a relative island of calm, although the Asian turmoil and Russia's meltdown had a modest impact on European consumers, especially on export-heavy countries such as Sweden. By summer, consumer sentiment hit its highest level since 1979. Even the continent's unemployment saw a modest turnaround--for all of Europe, the jobless rate edged down to 10.6% in 1998. But by December, some European economies were slowing, especially in Belgium, Britain, and Germany, where inventory levels became uncomfortably high.

 . . . LED TO INTEREST RATE CUTS BY CENTRAL BANKS.

     Worried by the continued downshifting of the global economy, the Federal Reserve--the U.S. central bank--cut short-term interest rates three times between September and November to provide needed liquidity to global credit markets. On December 3, in preparation for fixed exchange rates and in response to signs of slowing growth in Europe's core economies, EMU countries followed suit, dropping rates in lock step to 3% (with the exception of Italy, which dropped rates to 3% by year-end). The rate cuts were welcomed by bond holders, who saw the price of their bonds rise as interest rates fell.

FORGING A COMMUNITY

     The pathway to the coordinated rate cut, and to a unified Europe, was forged from the carnage wrought by the First and Second World Wars. The European Economic Community, and later the European Union (EU), were created with the hopes of achieving economic and political union in Europe. EMU was designed to aid that effort by eliminating trade and employment barriers between EU countries. The launch of the euro--EMU's unified currency--erased most of Western Europe's monetary borders--the last big hurdle to a unified European economy.

     With much of Europe no longer segmented by multiple currencies, analysts expect the euro zone bond market to thrive. On the corporate front, companies may find borrowing in the capital markets easier than borrowing from banks, which have traditionally been the source of European lending. Stock markets are also expected to benefit--the fiscal restraint necessary for countries to qualify for EMU has already made Europe an attractive equity market by most standards.

TIDINGS OF A UNIFIED CURRENCY

     The potential economic stability in Europe resulting from a single currency should generally benefit the new euro, which may one day compete with the U.S. dollar as the world's international reserve currency of choice. Although we feel that's unlikely anytime soon, inevitably, some countries will shift some of their cash reserves from dollars to euros.

[left margin]

"THE LAUNCH OF THE EURO--EMU'S UNIFIED CURRENCY--ERASED MOST OF WESTERN EUROPE'S MONETARY BORDERS--THE LAST BIG HURDLE TO A UNIFIED EUROPEAN ECONOMY."

EMU MEMBER COUNTRIES
   AUSTRIA           ITALY
   BELGIUM           LUXEMBOURG
   FINLAND           NETHERLANDS
   FRANCE            PORTUGAL
   GERMANY           SPAIN
   IRELAND


4      1-800-345-2021


International Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 1998

                             INVESTOR CLASS (INCEPTION 1/7/92)                  ADVISOR CLASS (INCEPTION 10/27/98)
                INTERNATIONAL      FUND        INTERNATIONAL INCOME FUNDS(2)       INTERNATIONAL      FUND
                    BOND         BENCHMARK    AVERAGE RETURN    FUND'S RANKING          BOND        BENCHMARK
---------------------------------------------------------------------------------------------------------------
6 MONTHS(1) .....  14.42%         14.90%          2.53%              --                  --            --
1 YEAR ..........  17.87%         18.49%          5.19%          3 OUT OF 51             --            --
---------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL
RETURNS
3 YEARS .........   5.67%          5.94%          5.22%         24 OUT OF 35             --            --
5 YEARS .........   8.31%          9.61%          5.06%          7 OUT OF 18             --            --
LIFE OF FUND ....   8.65%          8.52%(3)       7.85%(4)       4 OUT OF 10(4)         2.12%        1.51%(5)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 12/31/91, the date nearest the class's inception for which data are available.

(4) Since 1/31/92, the date nearest the class's inception for which data are available.

(5) Since 10/31/98, the date nearest the class's inception for which data are available.

See pages 20-22 for more information about share classes, returns, the fund's benchmark, and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 12/31/98
Fund Benchmark+         $17,869
International Bond      $17,841

            International Bond     Fund Benchmark+
DATE              VALUE                VALUE
1/7/92           $10,000              $10,000
3/31/92           $9,736               $9,464
6/30/92          $10,731              $10,477
9/30/92          $11,502              $11,141
12/31/92         $10,708              $10,204
3/31/93          $11,179              $10,698
6/30/93          $11,115              $10,635
9/30/93          $11,992              $11,310
12/31/93         $11,971              $11,293
3/31/94          $11,871              $11,410
6/30/94          $11,971              $11,623
9/30/94          $12,050              $11,846
12/31/94         $12,153              $11,962
3/31/95          $13,834              $13,655
6/30/95          $14,202              $14,021
9/30/95          $14,394              $14,305
12/31/95         $15,118              $15,030
3/31/96          $14,834              $14,754
6/30/96          $14,881              $14,821
9/30/96          $15,492              $15,383
12/31/96         $16,082              $15,929
3/31/97          $14,990              $14,881
6/30/97          $14,936              $14,857
9/30/97          $15,100              $14,955
12/31/97         $15,136              $15,080
3/31/98          $15,258              $15,181
6/30/98          $15,593              $15,552
9/30/98          $17,213              $17,153
12/31/98         $17,841              $17,869

$10,000 investment made 1/7/92

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The fund's benchmark is provided for comparison in each graph. International Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

             International Bond       Fund Benchmark+
DATE              RETURN                  RETURN
12/31/92*          7.08%                   1.20%
12/31/93          11.79%                  10.67%
12/31/94           1.52%                   5.92%
12/31/95          24.40%                  25.65%
12/31/96           6.38%                   5.98%
12/31/97          -5.88%                  -5.33%
12/31/98          17.87%                  18.49%

(+) From the fund's inception to December 31, 1997, the benchmark was the J.P. MORGAN ECU-WEIGHTED EUROPEAN INDEX. Since January 1, 1998, the benchmark has been the J.P. MORGAN GLOBAL TRADED BOND INDEX (excluding the U.S. and with Japan weighted at 15%).

*    From 1/7/92 (the fund's inception date) to 12/31/92.


                                                  www.americancentury.com      5


International Bond--Q&A
--------------------------------------------------------------------------------
/photo of David M. Gibbon/

     An interview with David M. Gibbon, a portfolio manager on the International Bond fund investment team.

HOW DID INTERNATIONAL BOND PERFORM IN 1998?

     The fund performed very well, reflecting a year in which bond yields fell sharply in all major markets and the value of world currencies appreciated relative to the U.S. dollar. For 1998, International Bond returned a sizable 17.87%* and ranked third among the 51 "International Income Funds" tracked by Lipper Inc., which returned an average of 5.19%. (See the previous page for fund performance comparisons.) The fund slightly underperformed the 18.49% return of its benchmark, the J.P. Morgan Global Traded Government Bond Index (excluding the U.S. and with Japan weighted at 15%).

WHAT FUELED INTERNATIONAL BOND'S IMPRESSIVE PERFORMANCE?

     The main driver was the fund's basic strategy. To provide shareholders with a pure play on the international bond market, we make very limited use of currency-hedging strategies, which gives International Bond greater exposure to foreign currency fluctuations. Last year was a good environment for such an approach because of the decline of the U.S. dollar. When the dollar is weak, International Bond typically outperforms the average international income fund, although the fund often underperforms during dollar rallies.

     To keep International Bond's currency exposure closely aligned with that of its benchmark, we often use forward currency contracts. Basically, these contracts are agreements to buy or sell a currency at a prearranged price on a specific future date. (Please read International Bond's June 1998 semiannual report for a more detailed explanation.) Through the use of these contracts, we are able to gain currency exposure without holding a country's bonds. This strategy helped in the fourth quarter of 1998--by maintaining a 15% exposure to the Japanese yen, the fund benefited from a roughly 21% rise in the currency's value relative to the U.S. dollar.

     Our policies of investing the portfolio in high-quality bonds and avoiding lower-rated or emerging-market debt helped returns--lower-rated securities performed very poorly in 1998 because of global economic crises.

     August was a particularly good month for high-quality bonds. The Russian currency devaluation, worries over the possibility of presidential impeachment hearings in the U.S., and ongoing concern about the outlook for Japan's economy caused investors to favor the most secure investments. The flight to high-quality bonds became even more pronounced in late August, when hedge funds began dumping mass quantities of risky bonds, such as mortgage-backed securities and emerging-market debt.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"TO KEEP INTERNATIONAL BOND'S CURRENCY EXPOSURE CLOSELY ALIGNED WITH THAT OF ITS BENCHMARK, WE OFTEN USE FORWARD CURRENCY CONTRACTS."

PORTFOLIO AT A GLANCE
                              12/31/98          12/31/97
NUMBER OF SECURITIES            25                25
WEIGHTED AVERAGE
  MATURITY                    7.3 YRS           6.3 YRS
AVERAGE DURATION              5.7 YRS           4.3 YRS
EXPENSE RATIO (FOR
  INVESTOR CLASS)              0.84%             0.84%

Investment terms are defined in the Glossary on page 22.


6      1-800-345-2021


International Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

GIVEN THAT ENVIRONMENT, WHAT ADJUSTMENTS DID YOU MAKE TO THE PORTFOLIO?

     Early in the second half of the year, we bought intermediate-maturity bonds from Germany and the Netherlands, increasing the portfolio's weighting in "core" Europe. Part of the reason behind this change was our belief that short-term interest rates were likely to fall as European central banks cut rates to stimulate economic growth and prepared for fixed exchange rates for the Economic and Monetary Union (EMU). To take advantage of the anticipated decline in short-term rates, we chose intermediate-term bonds, which stood to benefit the most from the cuts.

WHILE ADDING TO YOUR HOLDINGS IN CORE EUROPE, IT LOOKS LIKE YOU PARED DOWN YOUR JAPANESE BONDS. WHY THE CHANGE?

     Last year was similar to many years in the 1990s--filled with hopes for an economic turnaround in Japan that failed to materialize. Japan developed a rescue package for its troubled banks in the first quarter that sparked a rally in its financial markets. But as the year progressed, we became increasingly convinced that the new debt issuance required to fund Japan's latest economic initiative would not find sufficient support, either from government institutions or from domestic investors. As such, we sold the portfolio's Japanese securities around July. By October, remaining market enthusiasm over Japan's first-quarter plan had largely evaporated.

     In November, Japan offered a new economic stimulus package and bank plan. But just like the country's previous plan, investors' hopes were dashed as the country's interest rates tripled, largely in response to the government borrowing needed to finance the new package. There's still hope for Japan, though--the country seems to have finally focused on stimulating economic growth through increased spending and additional tax cuts, which, if used correctly, could help finally turn Japan's troubled economy around.

SPEAKING OF TROUBLED ECONOMIES, ON JANUARY 15, 1999, BRAZIL--THE WORLD'S EIGHTH-LARGEST ECONOMY--BECAME THE LATEST CASUALTY OF THE SPREADING TURMOIL. WHAT WERE SOME OF THE FACTORS LEADING TO THAT EVENT?

     The problems in Russia hit Brazil's economy hard, especially in late summer when Russia's currency collapsed, triggering sharp declines in Brazil's financial markets. Investors dumped Brazilian shares and rushed to convert their Brazilian currency (the real) to U.S. dollars amid an exodus from emerging-market debt and fears that the real would topple.

     In response to the market turmoil, Brazil's government chose the prospect of a recession over currency devaluation. The government took the drastic step of raising domestic interest rates to nearly 50%, and used much of Brazil's foreign currency reserves to defend the real. When the International Monetary Fund and others responded by promising a $41.5 billion aid package for Brazil, the market soared.

     But even that assistance ultimately proved insufficient, and on January 15, Brazil stopped defending the real, effectively devaluing its currency. In other words, Brazil decided to let the market determine the value of the real, rather than using the country's remaining foreign currency reserves to keep its value tied to that of the U.S. dollar.

[right margin]

"LAST YEAR WAS SIMILAR TO MANY YEARS IN THE 1990S--FILLED WITH HOPES FOR AN ECONOMIC TURNAROUND IN JAPAN THAT FAILED TO MATERIALIZE."

BOND HOLDINGS BY COUNTRY
                                % OF FUND INVESTMENTS
                                AS OF            AS OF
                              12/31/98          6/30/98
GERMANY                          34%              24%
FRANCE                           27%              28%
UNITED KINGDOM                   13%              10%
CANADA                           6%               5%
U.S. (TEMPORARY
     CASH INVESTMENTS)           6%               21%
NETHERLANDS                      5%                -
DENMARK                          5%               5%
SWEDEN                           2%                -
SPAIN                            2%               2%
JAPAN                            --               5%

"THE PROBLEMS IN RUSSIA HIT BRAZIL'S ECONOMY HARD, ESPECIALLY IN LATE SUMMER WHEN RUSSIA'S CURRENCY COLLAPSED, TRIGGERING SHARP DECLINES IN BRAZIL'S FINANCIAL MARKETS."


                                                  www.americancentury.com      7


International Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)
WHY DID BRAZIL DEVALUE ITS CURRENCY?

     Devaluation can be used to accomplish a number of different goals. In Brazil's case, the government devalued the real to turn its economy around; Brazil finally realized that the high value of the real relative to other world currencies kept Brazil's goods from being globally price competitive. To make the country's goods cheaper on the international market, Brazil let the value of the real fall, hoping that increased demand for its exports would fuel economic growth.

     However, there is a downside to devaluation. For one thing, devaluation decreases the value of savings accounts, stealing purchasing power from citizens. Devaluation can also scare off foreign investors. But the biggest potential problem a country faces after devaluing its currency is runaway inflation, which is exactly what occurred in Russia--after Russia devalued its currency in August, the country's citizens found foreign goods unaffordable.

WHAT'S YOUR GLOBAL OUTLOOK FOR BOND RETURNS FOR THE NEXT SIX MONTHS?

     Despite some concerns, we maintain a generally positive outlook for bond returns in 1999. Although it hasn't shown any signs of doing so yet, the U.S. economy is expected to slow in 1999. The situation in the euro zone (the region comprised of the countries involved in EMU) is much the same--with inflation and economic growth low, it's entirely possible that the European Central Bank (or ECB--the central bank for EMU countries) will be forced to lower interest rates further in an attempt to stimulate growth. Continued slow growth would hurt lower-quality bonds because it would dampen corporate profits and lead to further defaults. The combination would likely be positive for high-quality European bonds because falling interest rates increase the value of outstanding securities.

     Another potential positive for International Bond is that many global uncertainties remain that could again spark a flight to high-quality bonds. Among the issues that worry bond investors are a slowdown in China, continued economic weakness in Japan and Asia, the sharp economic downturn in Brazil, and slow growth in Europe.

     With all of these factors suggesting slower economic growth globally, it seems unreasonable to assume that U.S. growth will remain robust.

WITH THAT OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     We will continue to focus on keeping International Bond's credit quality very high. In addition, we will probably favor euro zone bonds for the near future because we believe that the bulk of interest rate convergence among EMU countries has already occurred. We also intend to continue avoiding Japanese government bonds for now because yields will probably rise as the government steps up its bond issuance in an effort to stimulate economic growth.

     We believe market expectations for lower interest rates in the U.K. are overblown, so we are likely to keep our holdings of the country's bonds to a minimum for now. We like the outlook for Scandinavian bonds currently. Global problems have also caused some highly rated corporate bonds to become attractive, so we may add some of those to the portfolio.

[left margin]

"DESPITE SOME CONCERNS, WE MAINTAIN A GENERALLY POSITIVE OUTLOOK FOR BOND RETURNS IN 1999."

"ANOTHER POTENTIAL POSITIVE FOR INTERNATIONAL BOND IS THAT MANY GLOBAL UNCERTAINTIES REMAIN THAT COULD AGAIN SPARK A FLIGHT TO HIGH-QUALITY BONDS."


8      1-800-345-2021


International Bond--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 1998

Principal Amount                                                     Value
--------------------------------------------------------------------------------
GOVERNMENT BONDS--83.6%
CANADA--5.9%
CAD                       9,500,000  Government of Canada,
                                         7.00%, 12/1/06          $  7,059,838
                          2,180,000  Government of Canada,
                                         8.00%, 6/1/23              1,965,959
                                                                 ------------
                                                                    9,025,797
                                                                 ------------
DENMARK--4.6%
DKK                      36,700,000  Kingdom of Denmark,
                                         8.00%, 3/15/06             7,115,912
                                                                 ------------
FRANCE--19.8%
FRF                     42,500,000   Government of France,
                                         4.00%, 1/12/00             7,671,563
                        50,000,000   Government of France,
                                         5.50%, 10/12/01            9,477,083
                         9,430,000   Government of France,
                                         5.50%, 10/25/07            1,890,285
                        15,600,000   Government of France,
                                         5.25%, 4/25/08             3,076,854
                        39,270,000   Government of France,
                                         6.00%, 10/25/25            8,353,077
                                                                 ------------
                                                                   30,468,862
                                                                 ------------
GERMANY--34.3%
DEM                     11,700,000   DSL Finance NV, 5.375%,
                                         1/21/08                    7,516,210
                        11,300,000   German Federal Republic,
                                         4.75%, 11/20/01            7,072,677
                        10,700,000   German Federal Republic,
                                         4.50%, 8/19/02             6,687,500
                         6,020,000   German Federal Republic,
                                         6.75%, 4/22/03             4,100,438
                         3,210,000   German Federal Republic,
                                         6.00%, 7/4/07              2,215,355
                        20,400,000   German Federal Republic,
                                         5.25%, 1/4/08             13,527,738
                         7,500,000   Kredit Fuer Wiederaufbau
                                         International Finance,
                                         5.00%, 1/4/09              4,818,084
                        10,000,000   LKB Baden Wurttemberg
                                         Finance BV, 6.50%,
                                         9/15/08                    6,958,453
                                                                 ------------
                                                                   52,896,455
                                                                 ------------

Principal Amount                                                     Value
--------------------------------------------------------------------------------
NETHERLANDS--5.0%
NLG                     13,050,000   Government of Netherlands,
                                         6.50%, 4/15/03          $  7,761,411
                                                                 ------------
SPAIN--1.5%
ESP                    261,560,000   Government of Spain,
                                         7.35%, 3/31/07             2,274,034
                                                                 ------------
SWEDEN--2.5%
SEK                     26,200,000   Kingdom of Sweden,
                                         6.50%, 5/5/08              3,795,466
                                                                 ------------
UNITED KINGDOM--10.0%
GBP                      4,000,000   Bank Nederlandse
                                         Gemeenten, 7.375%,
                                         8/6/07                     7,604,512
                         1,600,000   European Investment Bank,
                                         7.625%, 12/7/07            3,122,761
                         2,500,000   International Bank
                                         Reconstruction &
                                         Development, 7.125%,
                                         7/30/07                    4,715,494
                                                                 ------------
                                                                   15,442,767
                                                                 ------------
TOTAL GOVERNMENT BONDS                                            128,780,704
                                                                 ------------
   (Cost $121,692,142)

CORPORATE BONDS--10.7%
FRANCE--7.6%
FRF                      41,000,000  CETELEM EOS, 6.30%,
                                         11/24/99                   7,532,828
                        21,000,000   General Electric Capital
                                         Corp., 5.625%, 8/20/09     4,155,068
                                                                 ------------
                                                                   11,687,896
                                                                 ------------
UNITED KINGDOM--3.1%
GBP                      2,500,000   General Electric Capital
                                         Corp., 7.25%, 8/6/07       4,721,715
                                                                 ------------
TOTAL CORPORATE BONDS                                              16,409,611
                                                                 ------------
   (Cost $16,686,905)

TEMPORARY CASH INVESTMENTS(1)--5.7%
                        $8,800,000   FHLB Discount Note,
                                         4.30%, 1/4/99
   (Cost $8,796,821)                                                8,796,821
                                                                 ------------

TOTAL INVESTMENT SECURITIES--100.0%                              $153,987,136
                                                                 ============
   (Cost $147,175,868)

See Notes to Financial Statements


                                                  www.americancentury.com      9


International Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                Settlement                          Unrealized
       Contracts to Sell          Dates             Value           Gain (Loss)
------------------------------------------------------------------------------
         558,610     AUD         2/23/99          $  342,468        $   3,032
       4,236,617     CAD         2/23/99          2,772,040          (38,033)
      46,272,787     DEM         2/23/99          27,839,235          104,422
      20,426,581     DKK         2/23/99          3,214,287            24,465
     117,207,605     FRF         2/23/99          21,019,861           32,887
       1,852,766     GBP         2/23/99          3,072,830            41,290
     541,629,820     ITL         2/23/99          328,452               1,448
      29,725,936     SEK         2/23/99          3,667,332            62,397
                                                -------------------------------
                                                  $62,256,505        $231,908
                                                ===============================
(Value on Settlement Date $62,488,413)

                                Settlement                          Unrealized
       Contracts to Buy           Dates             Value           Gain (Loss)
------------------------------------------------------------------------------
       4,004,914     AUD         2/23/99          $ 2,455,302       $(45,006)
     276,201,121     BEF         2/23/99          8,014,706          (86,458)
         648,138     CAD         2/23/99          424,080               4,219
   1,004,947,275     ESP         2/23/99          7,090,616          (62,543)
       9,265,212     FRF         2/23/99          1,661,611           (4,165)
         541,635     GBP         2/23/99          898,306             (8,195)
  33,871,099,194     ITL         2/23/99          20,539,941        (137,719)
   2,722,061,566     JPY         2/23/99          24,251,265          732,187
       1,965,651     NLG         2/23/99          1,049,087           (4,847)
      32,201,898     SEK         2/23/99          3,972,795          (35,906)
                                                -------------------------------
                                                  $70,357,709        $351,567
                                                ===============================
(Value on Settlement Date $70,006,142)


NOTES TO SCHEDULE OF INVESTMENTS

AUD = Australian Dollar

BEF = Belgian Franc

CAD = Canadian Dollar

DEM = German Mark

DKK = Danish Krone

ESP = Spanish Peseta

FHLB = Federal Home Loan Bank

FRF = French Franc

GBP = British Pound

ITL = Italian Lira

JPY = Japanese Yen

NLG = Netherlands Guilder

SEK = Swedish Krona

(1) The rate for U.S. Government agency discount notes are the yield to maturity at purchase.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percentage of investments in each country, as applicable

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


10      1-800-345-2021


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

DECEMBER 31, 1998

ASSETS
Investment securities, at value (identified
  cost of $147,175,868) (Note 3) ...........................        $153,987,136
Cash .......................................................             518,879
Receivable for forward foreign currency
  exchange contracts .......................................           1,006,347
Interest and other receivables .............................           3,835,033
                                                                    ------------
                                                                     159,347,395
                                                                    ------------
LIABILITIES
Disbursements in excess of
  demand deposit cash ......................................             158,951
Payable for forward foreign currency
  exchange contracts .......................................             422,872
Payable for capital shares redeemed ........................           1,206,466
Accrued management fees (Note 2) ...........................             111,153
Distribution and service fee payable
  (Note 2) .................................................               2,666
                                                                    ------------
                                                                       1,902,108
                                                                    ------------
Net Assets .................................................        $157,445,287
                                                                    ============
NET ASSETS CONSIST OF:
Capital paid in ............................................        $143,043,601
Undistributed net investment income ........................           4,463,061
Accumulated undistributed net realized
  gain from investments and foreign
  currency transactions ....................................           2,490,290
Net unrealized appreciation on investments
  and translation of assets and liabilities
   in foreign currencies (Note 3) ..........................           7,448,335
                                                                    ------------
                                                                    $157,445,287
                                                                    ============

Investor Class
Net assets .................................................        $157,411,525
Shares outstanding .........................................          12,652,560
Net asset value per share ..................................        $      12.44

Advisor Class
Net assets .................................................        $     33,762
Shares outstanding .........................................               2,715
Net asset value per share ..................................        $      12.44

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                 www.americancentury.com      11



Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Income:
Interest (net of foreign taxes
  withheld of $9,897) ....................................         $  7,479,813
                                                                   ------------

Expenses (Note 2):
Management fees ..........................................            1,263,355
Distribution fees -- Advisor Class .......................                   15
Service fees -- Advisor Class ............................                   15
Trustees' fees and expenses ..............................               11,403
                                                                   ------------
                                                                      1,274,788
                                                                   ------------

Net investment income ....................................            6,205,025
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
(NOTE 3)
Net realized gain (loss) on:
  Investments ............................................            9,159,315
  Foreign currency transactions ..........................           (2,766,907)
                                                                   ------------
                                                                      6,392,408
                                                                   ------------
Change in net unrealized
depreciation on:
  Investments ............................................              767,262
  Translation of assets and liabilities
    in foreign currencies ................................           10,890,223
                                                                   ------------
                                                                     11,657,485
                                                                   ------------
Net realized and unrealized gain
  on investments and foreign currency ....................           18,049,893
                                                                   ------------
Net Increase in Net Assets
  Resulting from Operations ..............................         $ 24,254,918
                                                                   ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                              See Notes to Financial Statements


12      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED DECEMBER 31, 1998 AND DECEMBER 31, 1997

Decrease in Net Assets                                  1998           1997

OPERATIONS
Net investment income ........................   $   6,205,025    $   9,944,104
Net realized gain (loss) on investments
  and foreign currency transactions ..........       6,392,408      (13,266,841)
Change in net unrealized appreciation
  (depreciation) on investments and
  translation of assets and liabilities
  in foreign currencies ......................      11,657,485      (12,346,528)
                                                 -------------    -------------
Net increase (decrease) in net assets
  resulting from operations ..................      24,254,918      (15,669,265)
                                                 -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .............................      (2,151,681)        (559,851)
  Advisor Class ..............................            (442)            --
From net realized gains on
investment transactions:
  Investor Class .............................      (3,258,320)      (2,182,275)
  Advisor Class ..............................            (425)            --
                                                 -------------    -------------
Decrease in net assets from distributions ....      (5,410,868)      (2,742,126)
                                                 -------------    -------------

CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net decrease in net assets
  from capital share transactions ............     (27,129,919)     (68,313,179)
                                                 -------------    -------------
Net decrease in net assets ...................      (8,285,869)     (86,724,570)

NET ASSETS
Beginning of year ............................     165,731,156      252,455,726
                                                 -------------    -------------
End of year ..................................   $ 157,445,287    $ 165,731,156
                                                 =============    =============
Undistributed (distributions
  in excess of) net investment income ........   $   4,463,061    $  (1,481,465)
                                                 =============    =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* capital share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                 www.americancentury.com      13



Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century International Bond Funds (the Trust) is registered under the Investment Company Act of 1940 as an open-end non-diversified management investment company. American Century - Benham International Bond Fund (the Fund) is the sole fund issued by the Trust. The Fund's investment objective is to provide high current income and capital appreciation by investing in high-quality, nondollar-denominated government and corporate debt securities issued outside the United States. The Fund is authorized to issue two classes of shares: the Investor Class and Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class commenced on October 27, 1998. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Interest income less foreign taxes withheld (if any) is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

     REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each repurchase agreement.


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

     INCOME TAX STATUS -- It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are expected to be declared and paid quarterly. Distributions from net realized gains are generally declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the Trust's distributor. Certain officers of FDI are also officers of the Trust.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Trust has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreements provide that all expenses of the Fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The annual rate at which this fee is assessed is determined monthly in a two-step process:
First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. The Fund is included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by the Fund based on the Fund's average daily closing net assets during the previous month multiplied by the monthly management fee rate.

     The annualized Investment Category Fee schedule for the Fund is as follows

     0.6100% of the first $1 billion
     0.5580% of the next $1 billion
     0.5280% of the next $3 billion
     0.5080% of the next $5 billion
     0.4950% of the next $15 billion
     0.4930% of the next $25 billion 0.4925% of the net assets over $50 billion

     The annualized Complex Fee schedule (for all Funds) is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     The Complex Fee schedule for the Advisor Class is lower by 0.2500% at each graduated step. For example, if the Investor Class Complex Fee is 0.3100% for the first $2.5 billion, the Advisor Class Complex Fee is 0.600% (0.3100% minus 0.2500%) for the first $2.5 billion.

     ACIM has entered into a Subadvisory Agreement with J.P. Morgan Investment Management (JPMIM) on behalf of the Fund. The subadvisor makes investment decisions for the Fund in accordance with the Fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of Trustees. ACIM pays all costs associated with retaining JPMIM as the subadvisor of the Fund.

     The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in



                                                 www.americancentury.com      15


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Plan during the period ended December 31, 1998, were $30.

    Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the Trust's investment manager, ACIM, and the Trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of securities, excluding short-term investments, totaled $438,917,215 and $427,268,139, respectively. On December 31, 1998, accumulated net unrealized appreciation was $6,811,268, which consisted of unrealized appreciation of $7,540,555 and unrealized depreciation of $729,287. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  The Trust has an unlimited number of shares authorized. Transactions in shares of the Fund were as follows:

                                                     SHARES            AMOUNT
INVESTOR CLASS
Year ended December 31,1998
Sold .......................................        8,134,417     $  97,172,379
Issued in reinvestment of distributions ....          410,096         4,992,185
Redeemed ...................................      (11,068,209)     (129,328,345)
                                                -------------     -------------
Net decrease ...............................       (2,523,696)    $ (27,163,781)
                                                =============     =============

Year ended December 31, 1997
Sold .......................................        8,534,948     $  93,135,669
Issued in reinvestment of distributions ....          230,124         2,542,647
Redeemed ...................................      (15,004,608)     (163,991,495)
                                                -------------     -------------
Net decrease ...............................       (6,239,536)    $ (68,313,179)
                                                =============     =============

ADVISOR CLASS
Period ended December 31, 1998(1)
Sold .......................................            2,646     $      32,995
Issued in reinvestment of distributions ....               69               867
                                                -------------     -------------
Net increase ...............................            2,715     $      33,862
                                                =============     =============

(1)  October 27, 1998 (commencement of sale) through December 31, 1998.

--------------------------------------------------------------------------------
5. BANK LOANS

    Effective December 18, 1998, the Fund, along with certain other funds managed by ACIM entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The Fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The Fund had not borrowed from the line during the period ended December 31, 1998.


16      1-800-345-2021


International Bond--Financial Highlights
--------------------------------------------------------------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                                       Investor Class
                                             1998            1997            1996            1995            1994
PER-SHARE DATA
Net Asset Value, Beginning of Year ....$     10.92     $     11.79     $     11.95     $     10.36     $     10.82
                                       -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income ...............       0.47            0.65            0.69            0.61            0.78
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...       1.47           (1.34)           0.03            1.88           (0.63)
                                       -----------     -----------     -----------     -----------     -----------
  Total From Investment Operations ....       1.94           (0.69)           0.72            2.49            0.15
                                       -----------     -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income ..........      (0.17)          (0.04)          (0.71)          (0.90)          (0.60)
  In Excess of Net Investment Income ..       --              --             (0.02)           --              --
  From Net Realized Gains on
  Investment Transactions .............      (0.25)          (0.14)          (0.15)           --             (0.01)
                                       -----------     -----------     -----------     -----------     -----------
  Total Distributions .................      (0.42)          (0.18)          (0.88)          (0.90)          (0.61)
                                       -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Year ..........$     12.44     $     10.92     $     11.79     $     11.95     $     10.36
                                       ===========     ===========     ===========     ===========     ===========
  Total Return(1) .....................      17.87%          (5.88)%          6.38%          24.40%           1.52%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............       0.84%           0.84%           0.83%           0.82%           0.86%
Ratio of Net Investment Income
  to Average Net Assets ...............       4.11%           4.82%           5.48%           6.14%           6.09%
Portfolio Turnover Rate ...............        322%            163%            242%            167%            166%
Net Assets, End of Year
  (in thousands) ......................$   157,412     $   165,731     $   252,456     $   252,247     $   194,301

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period


It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      17


International Bond--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

                FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED DECEMBER 31

                                                                Advisor Class
                                                                   1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...................         $    12.50
                                                                 ----------
Income From Investment Operations
  Net Investment Income ................................               0.08
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ....................               0.19
                                                                 ----------
  Total From Investment Operations .....................               0.27
                                                                 ----------
Distributions
  From Net Investment Income ...........................              (0.17)
  From Net Realized Gains on
  Investment Transactions ..............................              (0.16)
                                                                 ----------
  Total Distributions ..................................              (0.33)
                                                                 ----------
Net Asset Value, End of Period .........................         $    12.44
                                                                 ==========
  Total Return(2) ......................................               2.12%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................................               1.08%(3)
Ratio of Net Investment Income
  to Average Net Assets ................................               3.71%(3)
Portfolio Turnover Rate ................................                322%
Net Assets, End of Period ..............................         $   33,762

(1) October 27, 1998 (commencement of sale) through December 31, 1998.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

                                              See Notes to Financial Statements


18      1-800-345-2021


Report of Independent Accountants
--------------------------------------------------------------------------------

To  the  Trustees  of  the  American  Century   International   Bond  Funds  and
Shareholders of the American Century - Benham International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century - Benham International Bond Fund (hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. The financial highlights for each of the three years in the period ended December 31, 1996 were audited by other auditors, whose report dated February 7, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                                      PricewaterhouseCoopers LLP


Kansas City, Missouri
February 1, 1999


                                                 www.americancentury.com      19


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASS

     Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

     INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

     Both classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


20      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies

     INTERNATIONAL BOND seeks current income and capital appreciation by investing in high-quality, non-U.S.-dollar-denominated government and corporate debt securities outside the U.S. Under normal market conditions, the fund will invest at least 65% of its total assets in foreign government bonds, and it may invest up to 35% of its total assets in high-quality foreign corporate bonds. The fund typically maintains a weighted average maturity of 2-10 years.

     The fund normally remains fully invested in foreign bonds; however, the fund may invest up to 25% of its assets in U.S. securities when the U.S. dollar appears to be strengthening.

     International   investing   involves  special  risks,   such  as  political
instability and currency fluctuations. The fund is not intended to serve as a complete investment program by itself.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The Internationl Bond fund benchmark was the J.P. Morgan ECU-Weighted European Index from inception through December 1997. From January 1998 to present, the benchmark has been the J.P. Morgan Global Traded Government Bond Index.

     The J.P. MORGAN GLOBAL TRADED GOVERNMENT BOND INDEX (excluding the U.S. and with Japan weighted at 15%) consists of foreign bonds from 21 developed nations in North America, Europe, Asia, and Australia.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper category for International Bond is:

     INTERNATIONAL INCOME FUNDS--funds that invest in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries (excluding the U.S., except in periods of market weakness).

THE FUND'S SUBADVISOR

     J.P. MORGAN INVESTMENT MANAGEMENT, INC. (J.P. Morgan) is the subadvisor to the fund and makes the fund's day-to-day investment decisions. J.P. Morgan is a leading global financial services firm with over $280 billion in assets under management, primarily in pension funds, institutional accounts and private accounts. The subadvisor is a wholly owned subsidiary of J.P. Morgan & Co., Incorporated.

[right margin]

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGERS
     DAVID M. GIBBON
       (J.P. MORGAN)
     DOMINIC PEGLER
       (J.P. MORGAN)
     DAVE SCHROEDER


                                                 www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 17-18.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by the fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT--one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

* COUPON--the stated interest rate of a security.

FOREIGN CURRENCY TERMS

* CURRENCY FLUCTUATIONS--the movement of foreign currency values in relation to the U.S. dollar. Currency exchange rates come into play when foreign bond income, gains or losses are converted into U.S. dollars, as is required for fund pricing. Changing currency values may have a greater effect on the fund's return than changing foreign interest rates and bond prices. When the dollar's value declines compared to foreign currencies, U.S. investors receive higher foreign bond returns (foreign currencies buy more dollars). Conversely, when the dollar is stronger, U.S. investors generally receive lower returns (foreign currencies buy fewer dollars).

* CURRENCY HEDGING--a strategy used to offset fluctuations in the value of a currency.

* FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.


22      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------

BENHAM GROUP(reg.sm)
TAXABLE BOND FUNDS
U.S. TREASURY & GOVERNMENT
   Short-Term Treasury
   Short-Term Government
   GNMA
   Intermediate-Term Treasury
   Long-Term Treasury
   Inflation-Adjusted Treasury
   Target Maturities Trust: 2000
   Target Maturities Trust: 2005
   Target Maturities Trust: 2010
   Target Maturities Trust: 2015
   Target Maturities Trust: 2020
   Target Maturities Trust: 2025
CORPORATE & DIVERSIFIED
   Limited-Term Bond
   Intermediate-Term Bond
   Bond
   Premium Bond
   High-Yield Bond
INTERNATIONAL
   International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
MULTIPLE-STATE
   Limited-Term Tax-Free
   Intermediate-Term Tax-Free
   Long-Term Tax-Free
   High-Yield Municipal
SINGLE-STATE
   Arizona Intermediate-Term Municipal
   California High-Yield Municipal
   California Insured Tax-Free
   California Intermediate-Term Tax-Free
   California Limited-Term Tax-Free
   California Long-Term Tax-Free
   Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
TAXABLE
   Capital Preservation
   Government Agency Money Market
   Premium Capital Reserve
   Premium Government Reserve
   Prime Money Market
TAX-FREE & MUNICIPAL
   California Municipal Money Market
   California Tax-Free Money Market
   Florida Municipal Money Market
   Tax-Free Money Market

AMERICAN CENTURY(reg.sm) GROUP
ASSET ALLOCATION
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
BALANCED
   Balanced
CONSERVATIVE EQUITY
   Income and Growth
   Equity Income
   Value
   Equity Growth
SPECIALTY
   Utilities
   Real Estate
   Global Natural Resources
   Global Gold
SMALL CAP
   Small Cap Quantitative
   Small Cap Value

TWENTIETH CENTURY GROUP
GROWTH
   Select
   Heritage
   Growth
   Ultra
AGGRESSIVE GROWTH
   Vista
   Giftrust
   New Opportunities
INTERNATIONAL GROWTH
   International Growth
   International Discovery
   Emerging Markets
GLOBAL
   Global Growth

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY INTERNATIONAL BOND FUNDS


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

FUNDS DISTRIBUTOR, INC.
(c) 1999 AMERICAN CENTURY SERVICES CORPORATION


[recycled logo]
Recycled


[back cover]


American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9902                                                    Funds Distributor, Inc.
SH-BKT-15569                      (c)1999 American Century Services Corporation